EXHIBIT 10.3


(BILATERAL FORM) (ISDA AGREEMENTS SUBJECT TO NEW YORK LAW ONLY)

ISDA(R)

International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX

to the Schedule to the
2002 ISDA MAster Agreement
dated as of June 10, 2005
between
Cogent Capital Corp and Xstream Beverage Network, Inc.
("Party A") ("Party B")
This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:--

PARAGRAPH 1. INTERPRETATION

(a) DEFINITIONS AND INCONSISTENCY. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) SECURED PARTY AND PLEDGOR. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

PARAGRAPH 2. SECURITY INTEREST

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party. Copyright (C) 1994 by International Swaps and Derivatives Association, Inc.



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ISDA(R)1994 2

PARAGRAPH 3. CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "DELIVERY AMOUNT" applicable to the Pledgor for any Valuation Date will equal the amount by which:

(i) the Credit Support Amount exceeds

(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) RETURN AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the amount by which: (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds (ii) the Credit Support Amount.

"CREDIT SUPPORT AMOUNT" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

PARAGRAPH 4. CONDITIONS PRECEDENT, TRANSFER TIMING, CALCULATIONS AND SUBSTITUTIONS (a) CONDITIONS PRECEDENT. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that: (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party. (b) TRANSFER TIMING. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

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ISDA(R)1994 3
(D) SUBSTITUTIONS.

(i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

PARAGRAPH 5. DISPUTE RESOLUTION

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of
(I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

(i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

(A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute; (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

(ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

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ISDA(R)1994 4

PARAGRAPH 6. HOLDING AND USING POSTED COLLATERAL

(a) CARE OF POSTED COLLATERAL. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

(i) GENERAL. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

(ii) FAILURE TO SATISFY CONDITIONS. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

(iii) LIABILITY. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions. (c) USE OF POSTED COLLATERAL. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding
Section 9-207 of the New York Uniform Commercial Code, have the right to:

(i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either. For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above. (d) DISTRIBUTIONS AND INTEREST AMOUNT.

(i) DISTRIBUTIONS. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

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ISDA(R)1994 5

(ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

PARAGRAPH 7. EVENTS OF DEFAULT

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if: (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party; (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

PARAGRAPH 8. CERTAIN RIGHTS AND REMEDIES

(a) SECURED PARTY'S RIGHTS AND REMEDIES. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

(i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party; (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any; (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

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ISDA(R)1994 6

(b) PLEDGOR'S RIGHTS AND REMEDIES. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

(i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party; (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

(iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

(A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) DEFICIENCIES AND EXCESS PROCEEDS. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) FINAL RETURNS. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any. PARAGRAPH 9. REPRESENTATIONS Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

(i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

(ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

(iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

(iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

ISDA(R)1994 7

PARAGRAPH 10. EXPENSES

(a) GENERAL. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) POSTED CREDIT SUPPORT. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) LIQUIDATION/APPLICATION OF POSTED CREDIT SUPPORT. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

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PARAGRAPH 11. MISCELLANEOUS

(a) DEFAULT INTEREST. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

 (b) FURTHER ASSURANCES. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) FURTHER PROTECTION. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) DEMANDS AND NOTICES. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

ISDA(R)1994 10

"VALUATION AGENT" has the meaning specified in Paragraph 13.

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 13. "VALUATION PERCENTAGE" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"VALUATION TIME" has the meaning specified in Paragraph 13. "VALUE" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to: (i) Eligible Collateral or Posted Collateral that is:

(A) Cash, the amount thereof; and

(B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

(ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

(iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

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PARAGRAPH 13. ELECTIONS AND VARIABLES

(a) SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:
With respect to Party A: none.
With respect to Party B: none.

(b) CREDIT SUPPORT OBLIGATIONS.

(i) DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

(B) "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

(C) "CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 3.

(ii) ELIGIBLE COLLATERAL. The following items will qualify as "ELIGIBLE COLLATERAL" for the party specified:

PARTY A PARTY B VALUATION
PERCENTAGE (A) Cash [X ] [X ] 100%

(B) negotiable debt obligations issued by the U.S. Treasury Department having an original maturity t issuance of not more than one year ("Treasury Bills") [X ] [X] 100%

(C) negotiable debt obligations issued by the U.S. Treasury Department having an original maturity at issuance of more than one year but not more than 10 years ("Treasury Notes") [ X] [ X] 100% (D) negotiable debt obligations issued by the U.S. Treasury Department having an original maturity at issuance of more than 10 years ("Treasury Bonds") [ ] [ ] [ ]%

(E) other: ...................................................[ ] [ ] [ ]%

(iii) OTHER ELIGIBLE SUPPORT. The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

Party A - None.

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Party B- None

(iv) THRESHOLDS.

(A) "INDEPENDENT AMOUNT" means with respect to Party A: $ 0.00 (Zero) "INDEPENDENT AMOUNT" means with respect to Party B: The amount, if any, specified as the Independent Amount in the Confirmation for a particular Transaction.

(B) "THRESHOLD" means with respect to Party A: Infinity "THRESHOLD" means with respect to Party B: Infinity

(C) "MINIMUM TRANSFER AMOUNT" means with respect to Party A: $ 0 "MINIMUM TRANSFER AMOUNT" means with respect to Party B: $ 0

(D) ROUNDING. The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of $1000, respectively.

(c) VALUATION AND TIMING.

(i) "VALUATION AGENT" means, for purposes of Paragraphs 3 and 5, the party making the demand under Paragraph 3, and, for purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the Distributions or the Interest Amount, as applicable.

(ii) "VALUATION DATE" means: Valuation Dates as defined by Equity Swap Confirm dated June 10, 2005

(iii) "VALUATION TIME" means:

[X] the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

[ ] the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv) "NOTIFICATION TIME" means 1:00 p.m., New York time, on a Local Business
Day.

(d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. The following Termination Event(s) will be a "SPECIFIED CONDITION" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):

Party A Party B

Illegality [X] [X]

Tax Event [ ] [ ]
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Tax Event Upon Merger [ ] [ ] Credit Event Upon Merger [ ] [ ] Additional
Termination Event(s):
......................................................................... [ ] [ ]
......................................................................... [ ] [ ]

(e) SUBSTITUTION.

(i) "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii) CONSENT. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): applicable.

(f) DISPUTE RESOLUTION.

(i) "RESOLUTION TIME" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

(ii) VALUE. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows: Retain "AAA" rated bank or investment bank to calculations using paragraphs 5(i)(A) and 5(i)(B).

(iii) ALTERNATIVE. The provisions of Paragraph 5 will apply.

(g) HOLDING AND USING POSTED COLLATERAL.

(i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. Party A and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(1) Party A is not a Defaulting Party.

(2) Posted Collateral may be held only in the following jurisdictions:
Massachusetts or New York. Initially, the Custodian for Party A is Investor's Bank & Trust.

(ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to the Party A.

(h) Distributions and Interest Amount.

(i) INTEREST RATE. The "INTEREST RATE" will be: USD-LIBOR-BBA

(ii) TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3 (b).

(iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i) ADDITIONAL REPRESENTATION(S).

None.

(j) OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

14
NY2-513167
Not Applicable.

(k) DEMANDS AND NOTICES.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

Party A: Cogent Capital Corp.
Attn: Greg Kofford
11444 S. Jolley Acres Cir.
Sandy, UT 84092
Fax 801-576-0583
Party B: Xstream Beverage Network, Inc.
Attn:
Telephone:
Fax:
(1) ADDRESSES FOR TRANSFERS.
Party A: To be provided
Party B: To be provided

(m) OTHER PROVISIONS.
(i) Notwithstanding anything herein to the contrary, the parties agree that:

(A) Party A shall not be a Pledgor under this Credit Support Annex under any circumstances and shall have no obligation to provide any Collateral to Party B pursuant to the terms of this Credit Support Annex; and (B) Party B shall have no obligation to provide Collateral to Party A pursuant to this Credit Support Annex except for the Independent Amount, if any, specified in the Confirmation for any Transaction. (ii) The Collateral to be provided by Party B to Party A pursuant to this Credit Support Annex is to be held in an account established pursuant to that certain Escrow Agreement, dated as of June 10, 2005, by and among Party A, Party B, Nieodparty Inc., Bindes Holdings, Inc., Krachtig, Inc., Presvedcivy Inc., Puissant Capital Inc., Triftig Holdings Inc., Ellenallhatatlan Inc., Potente Capital Inc., Neapgazams, Inc., Forte Capital Inc., Convingator Inc., Penge Equities, Inc., Gelt Investments, Inc., Cref Enterprises, Inc., Painava, Inc., Uberzeugend, Inc., and Investors Bank & Trust Company (the "Escrow Agreement"). Party B, as Pledgor, hereby confirms that it is hereby granting to Party A a security interest in all accounts established under the Escrow Agreement in which such Collateral may from time to time be held to the same extent as the security interest granted by Party B in the Posted Collateral pursuant to Section 2 above. (iii) Notwithstanding anything herein to the contrary, including in Paragraph 6(d)(i) or 13(h) above, the parties agree that:
(A) All Distributions received by Party A shall be held by Party A in the Collateral Account referred to in the Escrow Agreement and, on each day that any Floating Amount is due from Party B to Party A under any 15 NY2-513167 Confirmation, Party A shall (and is hereby authorized to) apply any such Distributions then held in the Collateral Account in satisfaction of Party B's obligation to pay any such Floating Amount; provided that, if the amount of such Distributions so held is insufficient to satisfy all of such obligation, Party B shall remain obligated to make payment of the amount of such shortfall on the original due date therefor. (B) For purposes of federal and all other taxes based on income, Party B shall be treated as the owner of all Distributions referred to in clause (A) above. Accordingly, the Escrow Agent shall be instructed to report all such Distributions as income of Party B and to issue or cause to be issued to Party B such Forms 1099 or other such forms reflecting such income. (iv) Paragraph 5(i)(B) above is amended to read in its entirety as follows: "(B) calculating the Exposure for the Transactions in dispute by seeking four actual quotations at mid-market from third parties for purposes of calculating the relevant Close-out Amount, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent's original calculations will be used for the Transaction; and" (v) The definition of "Exposure" in Paragraph 12 above is amended to read in its entirety as follows: "'EXPOSURE' means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(i) of this Agreement if all Transactions were being terminated as of the relevant Valuation Date, on the basis that (i) that party is not the Affected Party and (ii) United Stated Dollars is the Termination Currency; provided that the Close-out Amount will be determined by the Valuation Agent on behalf of that party using its estimates of mid-market of the amounts that would be paid for transactions providing the economic equivalent of (x) the material terms of the Transactions, including the payments and deliveries by the parties under Section 2(a)(i) in respect of the Transactions that would, but for the occurrence of the relevant Early

Termination Date, have been required after that date (assuming satisfaction of the conditions precedent in Section 2(a)(iii)); and (y) the option rights of the parties in respect of the Transactions." (vi) Paragraph 12 is amended by inserting, between the definitions of "Secured Party" and "Specified Condition", the following additional definition: "'SET-OFF' means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 of the Agreement is entitled or subject (whether arising under the Agreement, under another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer. Cogent Capital Corp. Xstream Beverage Network, Inc. By:
............................................................................ By:
...............................................................................
Name: Gregory L. Kofford Name:
Title: President Title
Date: June 10, 2005 Date: June 10, 2005